ARDEN ALTERNATIVE STRATEGIES FUND

Class I (ARDNX) Shares

A Series of Arden Investment Series Trust

375 Park Avenue, 32nd Floor
New York, NY 10152

STATEMENT OF ADDITIONAL INFORMATION

Dated November 27, 2012, as revised on July 24, 2013

Arden Alternative Strategies Fund (the “Fund”) is the sole series of shares offered by Arden Investment Series Trust, a diversified, open-end management investment company organized on April 11, 2012 as a statutory trust under the laws of the State of Delaware.  The investment objective of the Fund is to achieve capital appreciation.  The Fund pursues its objective primarily by allocating assets of the Fund among a number of sub-advisers that employ a variety of alternative investment strategies.

Arden Asset Management LLC (the “Adviser”) serves as the investment adviser of the Fund.

Information about the Fund is set forth in a separate prospectus for the Fund, dated November 27, 2012 (the “Prospectus”) (as supplemented from time to time) which provides the basic information you should know before investing.  To obtain a copy of the Prospectus, please write to Arden Investment Series Trust, 375 Park Avenue, 32nd Floor, New York, New York 10152, or call (212) 751-5252.  This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus.  It is incorporated by reference in its entirety into the Prospectus.  This SAI is intended to provide you with additional information regarding the activities and operations of the Fund and the Trust, and it should be read in conjunction with the Prospectus.

-i-

THE FUND

Arden Investment Series Trust (the “Trust”) was organized under the laws of the State of Delaware on April 11, 2012.  The Trust is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) commonly known as a “mutual fund.”  This SAI relates to the Arden Alternative Strategies Fund (the “Fund”).  The Fund is a separate investment portfolio or series of the Trust.

This SAI relates to Class I shares of the Fund, currently the only class of shares being offered by the Fund.  The Fund is also authorized to offer other classes of shares but such shares have not been offered as of the date of this SAI.

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS
Investment Objective

The Fund seeks to achieve capital appreciation.  All investments entail some market and other risks.  For instance, there is no assurance that the Fund will achieve its investment objective.  You should not rely on an investment in the Fund as a complete investment program.

Additional Information on Portfolio Investments, Strategies and Risks

Information contained in this SAI expands upon information contained in the Fund's Prospectus.  No investment in shares of the Fund should be made without first reading the Prospectus.

In pursuing the Fund's objective, Arden Asset Management LLC (the “Adviser”) seeks to achieve a relatively low correlation to the major equity and fixed income markets through the allocation of the assets of the Fund among a number of sub-advisers (the “Sub-Advisers”) that employ a variety of alternative investment strategies.

Additionally, up to 20% of the Fund's assets may be managed directly by the Adviser.  The Adviser may invest up to 10% of these assets in hedge funds (i.e., funds that rely on Sections 3(c)(1) or 3(c)(7) of the 1940 Act, excluding any Subsidiary, as defined below, which is not subject to this limitation), funds traded publicly on foreign exchanges, and, to a lesser extent, affiliated and unaffiliated open-end and closed-end registered investment companies (“Underlying Funds”).  A portion of the Fund's assets (up to 15%) is expected to be invested in one or more wholly-owned subsidiaries formed under the laws of the Cayman Islands (a “Subsidiary”).

Risks of the Fund's investment program may include (to the extent the Fund invests in any Underlying Funds or the Subsidiary, the risks below are also applicable to the Fund through its investments in Underlying Funds and the Subsidiary):

Convertible Securities.  The Fund may invest in convertible securities and considers such securities to be “equity securities” for purposes of its investment strategies.  Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation.  These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security).  As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates.  While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.  As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation.  In such situations, the Fund may have to pay more for a convertible security than the value of the underlying common stock.

Warrants.  The Fund may invest in warrants and considers such securities to be “equity securities” for purposes of its investment strategies.  Warrants are options to purchase equity securities at a specific price for a specific period of time.  They do not represent ownership of the securities, but only the right to buy them.  Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  The value of warrants is derived solely from capital appreciation of the underlying equity securities.  Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Illiquid Securities.  The Fund may invest in illiquid securities, which can include generally, among other things, (i) private placements and other securities that are subject to legal or contractual restrictions on resale (except for “Rule 144A” securities, which may, under certain circumstances, as discussed below, be treated as liquid) or for which there is no readily available market (e.g., when trading in the security is suspended, or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter derivatives and assets used to cover over-the-counter derivatives, and (iii) repurchase agreements that mature in more than seven days.  Generally, less public information is available about the issuers of whose securities are not publicly traded than about issuers whose securities are publicly traded.  It is the Fund's policy not to purchase illiquid securities if more than 15% of a Fund's net assets would then be illiquid.  For purposes of this limitation, any investments in funds relying on Sections 3(c)(1) or 3(c)(7) (except for any Subsidiary) will be treated as illiquid.  If at any time more than 15% of a Fund's net assets are illiquid due to market action or Fund sales of liquid securities, the Fund will seek to dispose of illiquid assets in excess of 15% as soon as practicably possible, in the best interest of the Fund.

Bonds and Other Fixed-Income Securities.  The Fund may invest in bonds and other fixed-income securities.

Fixed-income securities include, among other securities:  bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities.  These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations.  Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

The Fund may invest in both investment grade and non-investment grade debt securities.  Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser or a Sub-Adviser to be of comparable quality.  Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.  Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default.  Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities.  An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default.  In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Foreign Securities.  The Fund may invest in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts (“ADRs”), that represent indirect interests in securities of foreign issuers.  Foreign securities in which the Fund may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets.  Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S.  These factors include, but are not limited to, the following:  varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.  Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated.  Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in domestic securities.

Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies.  A decline in the exchange rate would reduce the value of certain of the Fund's foreign currency denominated portfolio securities irrespective of the performance of the underlying investment.  In addition, the Fund may incur costs in connection with conversion between various currencies.  The foregoing risks may be greater in emerging and less developed countries.  (See “Additional Information on Portfolio Investments, Strategies and Risks—Emerging Market Investments.”)

The Fund may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective.  Forward contracts are transactions involving the Fund's obligation to purchase or sell a specific currency at a future date at a specified price.  Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security.  This technique would allow the Fund to “lock in” the U.S. dollar price of the security.  Forward contracts may also be used to attempt to protect the value of the Fund's existing holdings of foreign securities.  There may be, however, imperfect correlation between the Fund's foreign securities holdings and the forward contracts entered into with respect to those holdings.  Forward contracts may also be used for non-hedging purposes to pursue the Fund's investment objective, such as when a Sub-Adviser anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund's investment portfolio.  There is no requirement that the Fund hedge all or any portion of its exposure to foreign currency risks.

Options and Futures.  The Fund may utilize options and futures contracts.  They also may use so-called “synthetic” options or other derivative instruments written by broker-dealers or other financial intermediaries.  Options transactions may be effected on securities exchanges or in the over-the-counter market.  When options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract.  Such options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position.  Over-the-counter options purchased and sold by the Fund also may include options on baskets of specific securities.

Sub-Advisers may purchase call and put options on specific securities, currencies or other instruments and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives.  A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option.  Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.  A covered call option is a call option with respect to which the Fund owns the underlying security.  The sale of such an option exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security.  A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund's books to fulfill the obligation undertaken.  The sale of such an option exposes the Fund during the term of the option to a decline in the price of the underlying security while depriving the Fund of the opportunity to invest the segregated assets.

A Sub-Adviser may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security.  The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof.  To close out a position as a purchaser of an option, a Sub-Adviser would ordinarily make a similar “closing sale transaction,” which involves liquidating the Fund's position by selling the option previously purchased, although the Sub-Adviser would be entitled to exercise the option should it deem it advantageous to do so.

The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States.  Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States.  Foreign markets, however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  In addition, any profits the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.  Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.  Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets.  No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures also is subject to the Sub-Adviser's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The Fund may purchase and sell stock index futures contracts.  A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

The Fund may purchase and sell interest rate futures contracts.  An interest rate future obligates a Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

The Fund may purchase and sell currency futures.  A currency future obligates a Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Call and Put Options on Securities Indices.  The Fund may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objective.  A stock index fluctuates with changes in the market values of the stocks included in the index.  Accordingly, successful use by a Sub-Adviser of options on stock indexes will be subject to the Sub-Adviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment.  This requires different skills and techniques than predicting changes in the price of individual stocks.

Commodity-Linked Structured Notes. Any Fund investments in commodity-linked structured notes involve substantial risks, including risk of loss of a significant portion of their principal value.  In addition to commodity risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary (i.e. liquid) market, and risk of greater volatility, that do not affect traditional equity and debt securities.

If payment of interest on a commodity-linked structured note is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might receive lower interest payments (or not receive any of the interest due) on its investments if there is a loss of value of the underlying investment.  Further, to the extent that the amount of principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive a portion (or any) of the principal at maturity of the investment or upon earlier exchange. At any time, the risk of loss associated with a particular structured note in the Fund's portfolio may be significantly higher than the value of the note.

A liquid secondary market may not exist for the commodity-linked structured notes held in the Fund's portfolio, which may make it difficult for the notes to be sold at a price acceptable to the Sub-Advisers or to accurately value them.  Commodity-linked structured notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, the fund could lose money.

The value of the commodity-linked structured notes may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, the particular terms of a commodity-linked structured note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Economic leverage will increase the volatility of the value of these commodity-linked notes as they may increase or decrease in value more quickly than the underlying commodity, commodity index or other economic variable.

Swap Agreements.  The Fund may enter into equity, interest rate, index and currency rate swap agreements.  These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.  Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.”  Consequently, the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  The risk of loss with respect to swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.  If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.

Forward Trading.  Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis.  Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable.  The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration.  There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell.  Disruptions can occur in any market traded by a Sub-Adviser due to unusually high trading volume, political intervention or other factors.  The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Sub-Advisers would otherwise recommend, to the possible detriment of the Fund.  Market illiquidity or disruption could result in major losses to the Fund.  In addition, managed accounts or investment funds in which the Fund has an interest may be exposed to credit risks with regard to counterparties with whom the Adviser or Sub-Advisers trade as well as risks relating to settlement default.  Such risks could result in substantial losses to the Fund.  To the extent possible, the Sub-Advisers will deal only with counterparties that it believes are creditworthy and reputable institutions, but such counterparties may not be rated investment grade.

Inverse Floaters.  The Fund may invest in inverse floaters (or inverse variable or floating rate securities), which are a type of derivative, long-term fixed income obligation with a variable or floating interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. While inverse floater securities tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement (both up and down). There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features and some may include market-dependent liquidity features which may present greater liquidity risk.

Lending Portfolio Securities.  The Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of the Fund's total assets.  These loans will be secured by collateral designated by the Adviser (consisting of cash and/or liquid securities) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities.  The Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned.  The Fund will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities.  These loans are expected to be used to leverage the Fund’s assets ‑‑ i.e., while the Fund continues to receive the income on the loaned securities, it can invest in any securities or instruments consistent with the Fund’s investment objective and earn returns thereon.  See “Leverage Risk.”

A loan may be terminated at any time by the borrower or by the Fund upon notice.  Upon termination, the borrower must return government securities and all other securities within one and three business days, respectively.  If the borrower fails to deliver the loaned securities within either one (government securities) or three (all other securities) business days after receipt of notice, the Fund may use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral, should the borrower of the securities fail financially. In addition, securities lending involves leverage, and the Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover the Fund's transaction costs. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Fund.

Voting and consent rights that accompany loaned securities pass to the borrower.  The Fund will follow the policy of seeking to call the loaned securities, to be delivered within either one or three business days after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. The Fund will pay reasonable finder's, administrative, and custodial fees in connection with loans of securities.

When-Issued and Forward Commitment Securities.  The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices.  These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later).  The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date.  No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund.  When-issued securities and forward commitments may be sold prior to the settlement date.  If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss.  These transactions, when effected by the Fund, will be subject to the Fund's limitation on indebtedness unless, at the time the transaction is entered into, a segregated account consisting of cash, U.S. Government Securities or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained.  There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation.  In such cases, the Fund may incur a loss.

Counterparty Credit Risk.  The Fund will be subject to counterparty credit risk with respect to its use of total return swap contracts and other derivative and short sale transactions.  If a counterparty to a derivatives contract becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding.  The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.  To partially mitigate this risk, the Adviser or a Sub-Adviser will seek to effect derivative transactions only with counterparties that it believes are creditworthy.  The Adviser and Sub-Advisers will consider the creditworthiness of counterparties in the same manner as it would review the credit quality of a security to be purchased by the Fund.  However, there is no assurance that a counterparty will remain creditworthy or solvent.

Repurchase Agreements.  Repurchase agreements are agreements under which the Fund purchases securities from a bank that is a member of the Federal Reserve System or a registered broker-dealer that the Adviser or Sub-Adviser deems creditworthy and that agrees to repurchase the securities from the Fund at a higher price on a designated future date.  If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities.  If the seller defaults, the value of the securities may decline before the Fund is able to dispose of them.  If the Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result.  Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Reverse Repurchase Agreements.  Reverse repurchase agreements are a form of borrowing that involves a sale of a security by the Fund to a bank or securities dealer and the Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date.  These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.  Reverse repurchase transactions are a form of leverage and may increase the volatility of the Fund's investment portfolio.

Foreign Currency Transactions.  The Fund may engage in foreign currency transactions for a variety of purposes, including to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Fund already owns, particularly if a Sub-Adviser expects a decrease in the value of the currency in which the foreign security is denominated.  The Fund may, in some cases, purchase and sell foreign currency for non-hedging purposes.

Foreign currency transactions may involve the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange.  A Sub-Adviser's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Emerging Market Investments.  A Sub-Adviser may invest in securities of companies based in emerging countries or issued by the governments of such countries.  Investing in securities of certain of such countries and companies involves certain considerations not usually associated with investing in securities of developed countries or of companies located in developed countries, including political and economic considerations, such as greater risks of expropriation, nationalization and general social, political and economic instability; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in substantially greater price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; certain government policies that may restrict a Sub-Adviser's investment opportunities; and problems that may arise in connection with the clearance and settlement of trades.  In addition, accounting and financial reporting standards that prevail in certain of such countries generally are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in these countries than is available to investors in companies located in more developed countries.  There is also less regulation, generally, in emerging countries designed to protect investors than there is in more developed countries.  Placing securities with a custodian in an emerging country may also present considerable risks.

Money Market Instruments.  The Fund may, for defensive purposes or otherwise, invest some or all of the Fund's assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser or Sub-Adviser deems appropriate under the circumstances.  The Fund also may invest in these instruments for liquidity purposes.  Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Purchasing Initial Public Offerings.  The Fund may purchase securities of companies in initial public offerings or shortly thereafter.  Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer and limited operating history.  These factors may contribute to substantial price volatility for the shares of these companies and, thus, for shares of the Fund.  The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices.  In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors.  Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

Segregated Accounts.  The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations under certain derivatives contracts. In the case of certain derivatives contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the derivatives contract while the positions are open. With respect to other derivatives contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contract, if any, rather than the full notional value. The Fund reserves the right to modify its asset segregation policies in the future, including to comply with any changes in positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under certain cash-settled derivatives contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the contract.

Investment in Wholly-Owned Subsidiaries.  In accordance with the Prospectus, the Fund may invest all or a portion of its assets in one or more wholly-owned subsidiaries (referred to herein collectively as the “Subsidiary”).  The Subsidiary is an exempted company organized under the laws of the Cayman Islands.  The Fund will invest in the Subsidiary in order to gain exposure to certain investments, including commodities investments, within the limitations of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to “regulated investment companies.”  The Fund will invest no more than 15% of its assets in the Subsidiary.  The Subsidiary’s commodity-linked investments (including commodity-linked futures contracts, structured notes, swaps and options) are expected to produce leveraged exposure to the performance of the commodities markets.  The Subsidiary may also invest in investment-grade fixed income securities that may serve as collateral for its commodity-linked positions and similarly may hold cash or cash equivalents.

The Subsidiary is overseen by its own board of directors.  However, the Fund’s Board maintains oversight responsibility for investment activities of the Subsidiary generally as if the Subsidiary’s investments were held directly by the Fund.  The Adviser is responsible for the Subsidiary’s day-to-day business pursuant to the Advisory Agreement, and the Sub-Adviser selects the Subsidiary’s investments pursuant to an Addendum to the Sub-Advisory Agreement with the Adviser.  Under these agreements, the Adviser and the Sub-Advisers provide the Subsidiary with the same type of management and sub-advisory services, under the same terms as are provided to the Fund.  The Subsidiary has entered into addenda to the Fund's administrative and custody agreements for the provision of the same services as are being provided to the Fund.  The Subsidiary will bear the fees and expenses incurred in connection with the advisory, administrative and custody services that it receives.  The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund’s assets.

The financial information of the Subsidiary will be consolidated into the Fund’s financial statements, as contained within the Fund’s annual and semi-annual reports provided to shareholders.

Changes in U.S. laws (where the Fund is organized) and/or the Cayman Islands (where the Subsidiary is organized) could prevent the Fund and/or the Subsidiary from operating as described in the Fund’s Prospectus and this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Subsidiary, including any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax.  If Cayman Islands laws were changed to require the Subsidiary to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary provide exposure similar to that held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.  See “Investing in Wholly-Owned Subsidiary Risk” below.  See also applicable tax risk in “Dividends, Distributions and Taxes– Investments in Underlying Funds and Subsidiary.”

Investing in Wholly-Owned Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is subject to the same principal risks that the Fund is subject to (which are described in the Prospectus and this SAI).  There can be no assurance that the investment objective of the Subsidiary will be achieved.  In addition, the Subsidiary is not registered under the 1940 Act and, except as otherwise noted in the Prospectus, is not subject to the investor protections of the 1940 Act.  However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders.  The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary.  In managing the Subsidiary’s investment portfolio, the Adviser will manage the Subsidiary’s portfolio in accordance with the Fund’s investment policies and restrictions.

Investments in Unregistered Underlying Funds.  The Underlying Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund, as an investor in these Underlying Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.

Reliance on Information Provided by Managers of Underlying Funds (“Managers”).  The Fund relies primarily on information provided by Managers in valuing its investments in Underlying Funds (particularly those that are not registered investment companies).  Investors should recognize that valuations of illiquid securities, such as interests in certain Underlying Funds, involve various judgments and consideration of factors that may be subjective.  There is a risk that inaccurate valuations provided by Managers could adversely affect the value of the Fund and, therefore, the amounts shareholders receive upon the redemption of shares.  A Manager may use proprietary investment strategies that are not fully disclosed, which may involve risks under some market conditions that are not anticipated by the Adviser.  There can be no assurance that a Manager will provide advance notice of any material change in an Underlying Fund's investment program or policies and thus, the Fund's investment portfolio may be subject to additional risks which may not be promptly identified by the Adviser.

Additional Fees and Expenses.  By investing in the Underlying Funds indirectly through the Fund, an investor bears a pro rata portion of the asset-based fee and other expenses of the Fund, and also indirectly bears a pro rata portion of the asset-based fees, performance-based allocations and other expenses borne by the Fund as an investor in Underlying Funds.

Independent Managers.  Investment decisions of the Underlying Funds and the Sub-Advisers are made by the Managers and the Sub-Advisers independently of each other.  As a result, at any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund or by a Sub-Adviser.  Consequently, the Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

Liquidity Implications.  The Fund may not be able to withdraw its investment in certain Underlying Funds promptly after it has made a decision to do so, which may result in a loss to the Fund and adversely affect the Fund's investment return.

Limitations on Voting Rights of Underlying Funds.  To the extent the Fund purchases non-voting securities of an Underlying Fund or waives its right to vote its securities with respect to Underlying Funds, it will not be able to vote on matters that require the approval of the investors in the Underlying Fund, including matters that could adversely affect the Fund's investment in the Underlying Fund.

The Fund will waive its voting rights of Underlying Funds only pursuant to a negotiated, contractual agreement.  The waivers may be irrevocable by the Fund.  The Adviser will make the determination to waive voting rights pursuant to policies adopted by the Board of Trustees.

In addition, the Fund may waive its voting rights or invest in non-voting securities in order to avoid being an “affiliated person” for purposes of the 1940 Act.  Section 17 of the 1940 Act prohibits certain transactions involving a fund and its “affiliated persons”.  “Affiliated persons” include shareholders of 5% or more of the fund's outstanding voting securities or any issuer whose securities the fund holds 5% or more; control persons of the fund; officers, trustees, or other employees of the fund and the fund's investment adviser.  These prohibitions are designed to prevent conflicts of interest in which insiders may use a fund to benefit themselves to the detriment of the Fund and its shareholders.

Investment Restrictions

The Fund is subject to the following investment restrictions, which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.  When used in this SAI and in the Prospectus, a “majority” of the Fund's outstanding shares means the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.	With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (except that such limitations do not apply to U.S. Government securities and securities of other investment companies).
2.	Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.
3.	Borrow money, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.
4.	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act, in connection with the disposition of its portfolio securities.
5.	Make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements or other transactions in a manner consistent with the Fund's investment policies.

6.	Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or that are issued by companies or Underlying Funds that invest or deal in real estate or real estate investment trusts.
7.	Invest in commodities, except that the Fund may: purchase and sell commodity futures and related instruments, foreign currency, options, futures and forward contracts, including those related to indices, and options on indices; invest in commodity pools (such as the Subsidiary) and other entities that purchase and sell commodities and commodity contracts; and otherwise invest in commodity contracts and related instruments/derivatives consistent with the Fund’s investment policies.
8.	Invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry.

The investment restrictions and other policies described in the Prospectus and this SAI do not apply to Underlying Funds.  With the exception of any applicable asset coverage requirements prescribed by Section 18 of the 1940 Act, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the value of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.  In determining whether the Fund has invested in accordance with its investment restrictions, the Adviser may use the Global Industry Classification Standard produced by S&P or may in its sole discretion use another reasonable classification methodology.

MANAGEMENT OF THE TRUST

Board of Trustees

The Board of Trustees has overall responsibility for the management and supervision of the operations of the Fund and has approved the Fund's investment program.  It has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business.  The Board of Trustees also oversees the Fund's risk management processes, primarily through the functions (described below) performed by the Audit Committee.

Henry P. Davis, a Managing Director and Partner of the Adviser, serves as chairman of the Board of Trustees (the “Chairman”).  Although he is an “interested person” of the Trust, as defined by the 1940 Act, the Board of Trustees believes that by having the Trust's principal executive officer serve as Chairman, it can more effectively conduct the regular business of the Trust and that through its regularly-scheduled executive sessions, the Independent Trustees (defined below) have an adequate opportunity to serve as an independent, effective check on management and to protect shareholders' interests.  Furthermore, as summarized below, the Board of Trustees has two committees performing critical functions for the Trust's governance and operations:  the Audit Committee and the Nominating Committee, both of which are comprised exclusively of Independent Trustees.  Although the Trust does not have a “lead” Independent Trustee, the Board of Trustees believes that adequate independent leadership is present given the relatively small size of the Board of Trustees (75% of which is represented by Independent Trustees) and that each of the Trust's critical committees of the Board of Trustees (Audit and Nominating) is chaired by an Independent Trustee.

Information regarding each of the Trustees and officers of the Trust, including their principal occupations during the past five years, is set forth below.  The “Fund Complex” includes the Fund, Arden Sage Multi-Strategy Fund, L.L.C., Arden Sage Multi-Strategy Master  Fund, L.L.C., Arden Sage Multi-Strategy Institutional Fund, L.L.C., Arden Sage Triton Fund, L.L.C., and Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.  The business address of each Trustee and officer is c/o Arden Asset Management LLC, 375 Park Avenue, 32nd Floor, New York, New York 10152.

NAME, AGE, AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEES	PRESENT OR PAST (WITHIN 5 YEARS) OTHER DIRECTORSHIPS HELD BY TRUSTEES
DISINTERESTED TRUSTEES
Charles S. Crow, III, 62 Trustee	Indefinite/Since September 2012	Mr. Crow has been a partner of the law firm of Crow & Associates since 1981.	6	Member of the Board of Directors of 1st Constitution Bank; Member of the Board of Trustees of Centurion Ministries, Inc.
Richard B. Gross, 65 Trustee	Indefinite/Since September 2012	Mr. Gross is a lawyer and former senior banking executive. From 1998 through 2001, he served as Managing Director and General Counsel of U.S. Trust, a 150-year old banking firm specializing in investment management and fiduciary services.	6	Member of the Board of Trustees of the Randall's Island Park Alliance, Inc., a not-for-profit organization working in partnership with the City of New York/Parks & Recreation.
David C. Reed, 61 Trustee	Indefinite/Since September 2012	Mr. Reed is the Chief Executive Officer, principal owner and co-founder of Mapleton Nurseries (1998-present). He is also the Managing Director of Reed & Company (1995-present).	6	Member of the Board of Directors of 1st Constitution Bank.

NAME, AGE, AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEES	PRESENT OR PAST (WITHIN 5 YEARS) OTHER DIRECTORSHIPS HELD BY TRUSTEES
INTERESTED TRUSTEE[1]
Henry P. Davis, 47 Interested Trustee and Chief Executive Officer	Indefinite/From July 2012	Mr. Davis is a Managing Director and Partner of the Adviser (2001-present).	1	N/A
OFFICERS WHO ARE NOT TRUSTEES
Andrew M. Katz, 35 Chief Financial Officer	Indefinite/From September 2012	Mr. Katz is Controller and an Executive Director of the Adviser (2003–present).	N/A	N/A
Thomas G. Kennedy, 42 Chief Compliance Officer	Indefinite/From September 2012
Mr. Kennedy is  Chief Compliance Officer and a Managing Director of the Adviser.  (July 2008–present). From 2005 to 2008, Mr. Kennedy was a Compliance Director of various units of Citigroup Private Bank.
			N/A	N/A

The Trustees serve on the Board of Trustees for terms of indefinite duration.  A Trustee's position in that capacity will terminate if the Trustee is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy.  A Trustee may be removed either by a vote of two-thirds (2/3) of the Trustees not subject to the removal vote or by a vote of shareholders holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all shareholders.  In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee so long as immediately after the appointment, at least two-thirds (2/3) of the Trustees then serving have been elected by the shareholders.  The Board of Trustees may call a meeting of shareholders to fill any vacancy in the position of a Trustee, and must do so within 60 days after any date on which the Trustees who were elected by the shareholders cease to constitute a majority of the Trustees then serving.

1 Trustee who is an “interested person” (as defined by the 1940 Act) of the Fund because of his affiliation with the Adviser and its affiliates.

As of the date of this SAI, other than as described above, none of the Trustees who are not “interested persons” (as defined by the 1940 Act) of the Fund, the Adviser or its affiliates (the “Independent Trustees”) who is a manager, director or trustee of another fund or investment company whose adviser and principal underwriter is affiliated with the Adviser has held any other position with:  (i) the Fund; (ii) an investment company having the same adviser or principal underwriter as the Fund or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser; (iii) the Adviser or other affiliate of the Fund; or (iv) any person controlling, controlled by or under common control with the Adviser.

As of the date of this SAI, the Trustees and officers as a group owned an aggregate of less than 1% of the outstanding shares of the Fund and none of the Independent Trustees or any of their immediate family members owned beneficially or of record any securities in the Adviser.  Prior to the commencement of operations of the Fund, Arden Asset Management LLC will be the sole shareholder of the Fund and may be considered a controlling person of the Fund.

Compensation

The following table sets forth certain information regarding the compensation expected to be received by the Independent Trustees, for the Trust's first fiscal year ending October 31, 2013, from the Fund and from all registered investment companies for which the Adviser or its affiliates serves as investment adviser.  No compensation is paid by the Trust to Trustees who are “interested persons” (as defined by the 1940 Act), if any, of the Trust or the Adviser.

COMPENSATION TABLE FOR FISCAL YEAR ENDING OCTOBER 31, 2013
Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex
Charles S. Crow, III	$10,000	$0	$0	$34,000
Richard B. Gross	$10,000	$0	$0	$34,000
David C. Reed	$10,000	$0	$0	$34,000
Henry P. Davis*	N/A	N/A	N/A	N/A

*  Interested person of the Trust.

The Independent Trustees are each paid an annual retainer of $10,000 by the Trust, and are reimbursed for travel-related expenses.  It is estimated that each Independent Trustee would receive a total of $34,000 per year (plus expenses) from the funds in the Fund Complex.  The Trustees do not receive any pension or retirement benefits from the funds in the Fund Complex.

Share Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of October 1, 2012.

Name of Trustee	Dollar Range of Equity Securities of the Fund	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Charles S. Crow, III	$0	$0
Richard B. Gross	$0	$0
David C. Reed	$0	$0
Henry P. Davis, Interested Trustee	$0	$0

* The family of registered investment companies includes the Fund.

No Independent Trustee or his immediate family member owns beneficially or of record any security of the Adviser, principal underwriter of the Fund or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or principal underwriter of the Fund.

Board Committees

The Board of Trustees has formed an Audit Committee consisting of the Independent Trustees.  The primary duties of the Audit Committee are:  (i) to recommend to the full Board of Trustees and to approve the independent registered public accounting firm to be retained by the Trust each fiscal year; (ii) to meet with the Trust's independent registered public accounting firm as the Audit Committee deems necessary; (iii) to review and approve the fees charged by the registered public accounting firm for audit and non-audit services; (iv) to oversee the Trust's risk management processes by, among other things, meeting with the Trust's auditors and overseeing the Trust's disclosure controls and procedures (including the Trust's internal controls over financial reporting); and (v) to report to the full Board of Trustees on a regular basis and to make recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.  The Board of Trustees has adopted a written charter for the Audit Committee.  As the Trust is newly organized, no meetings of the Audit Committee have been held as of the date of this Prospectus.

The Board of Trustees has also formed a Nominating Committee comprised of the Independent Trustees to which the discretion to select and nominate candidates to serve as Independent Trustees has been committed.  While the Nominating Committee is solely responsible for the selection and nomination of the Independent Trustees, the Nominating Committee may consider nominations for the office of Independent Trustee made by investors in the Trust or by Trust management as it deems appropriate.  Shareholders who wish to recommend a nominee should send nominations to Mr. Davis that include biographical information and set forth the qualifications of the proposed nominee.  As the Trust is newly organized, no meetings of the Nominating Committee have been held as of the date of this Prospectus.

Although the Board of Trustees does not have a formal diversity policy, the Board of Trustees endeavors to comprise itself of members with a broad mix of professional backgrounds.  Thus, the Nominating Committee and the Board of Trustees accorded particular weight to the individual professional background of each Independent Trustee, as reflected by Mr. Gross's experience as a corporate and banking lawyer and as a senior banking executive, Mr. Reed's experience as an auditor and an entrepreneur and Mr. Crow's experience as a lawyer handling, among other things, private investment funds.  In considering the nominees for election as Trustees, the Nominating Committee and the Board of Trustees took into account a variety of factors, including each nominee's professional background and experience.  In addition, the Board of Trustees considered that each Trustee also serves as a manager of each of the other funds in the Fund Complex.  In this regard, the Board of Trustees accorded weight to the efficiencies associated with maintaining a common directorship for a single Fund Complex.  They also took into account the good rapport among these individuals, as they have worked together on the boards of the other funds in the Fund Complex since 2004, and they considered the small size of the Board.  The Independent Trustees also considered that Mr. Davis is not an Independent Trustee, but recognized that he is a senior management representative of the Adviser, and, as such, helps foster the Board of Trustees' direct access to information regarding the Adviser, which is the Fund's most significant service provider.

Organization and Management of Wholly-Owned Subsidiaries

As described herein and in the Prospectus, the Fund may invest up to 15% of its total assets in one or more of its wholly-owned subsidiaries (previously defined collectively as the “Subsidiary”).  At the commencement of operations of the Fund it is expected that, initially, one Subsidiary of the Fund will operate to provide the Fund with exposure to commodities markets and other investments.  Any Subsidiary is an exempted company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands.  The Subsidiary’s affairs are overseen by its own board of directors.  However, the Board of the Fund maintains oversight responsibility for investment activities of the Subsidiary generally as if the Subsidiary’s investments were held directly by the Fund. The following individuals serve as Directors of the Subsidiary:

NAME, AGE, AND POSITION WITH THE SUBSIDIARY	TERM OF OFFICE AND LENGTH OF TIME SERVED AT THE SUBSIDIARY	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Averell H. Mortimer	Indefinite/From November 2012
Founder and Chief Executive Officer of the Adviser.  Mr. Mortimer is also chairman of the Adviser's Investment Committee and is responsible for the firm's overall investment process. With over twenty years'  experience on Wall Street, Mr. Mortimer has worked in a variety of investment fields, including investment banking, venture capital and investment management. Mr. Mortimer received a B.A. from the University of Colorado in 1980 and an M.B.A. from Columbia University's School of Business in 1984.

NAME, AGE, AND POSITION WITH THE SUBSIDIARY	TERM OF OFFICE AND LENGTH OF TIME SERVED AT THE SUBSIDIARY	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Henry P. Davis	Indefinite/From November 2012
Managing Director at the Adviser and member of the Adviser's Investment Committee. Mr. Davis is responsible for supervising the firm's research activities and is also actively involved in manager selection and portfolio management for each of the Arden funds. Prior to joining the Adviser, Mr. Davis was an investment advisor to several high net worth families with responsibility for manager selection, oversight and asset allocation decisions. Previously, Mr. Davis was an attorney with Davis Polk & Wardwell, specializing in corporate and asset management work for hedge funds and other investment vehicles. Mr. Davis is a graduate of Yale Law School and Cornell University, where he graduated summa cum laude and was elected to Phi Beta Kappa in 1988.

INVESTMENT ADVISER AND ADVISORY AGREEMENT

Investment Adviser

Arden Asset Management LLC, located at 375 Park Avenue, 32nd Floor, New York, New York 10152, manages the investments of the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”).  The Adviser, a Delaware limited liability company, is registered as an investment adviser under the Investment Advisers Act of 1940.  The Adviser is controlled primarily by Arden Asset Management, Inc. (“AAM INC”) as the controlling member although various individual senior staff of the Adviser have been issued membership interests entitling them to share in the profits of the Adviser.  Averell H. Mortimer controls AAM INC.  Mr. Mortimer also serves as Chief Executive Officer of the Adviser.  The Adviser is an independent investment management firm dedicated exclusively to creating and managing portfolios of hedge funds since 1993.  The Adviser provides investment advisory services and management services to commingled private investment funds.  The Adviser also serves as investment manager or management company to other customized portfolios, and provides investment advice and management services to customized portfolios, on either a discretionary or non-discretionary basis.  As of June 30, 2012, the Adviser had more than $7 billion in assets under management.

Pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”), the Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Fund.  The agreement authorizes the Adviser to implement the Fund's investment program.  The Adviser is authorized, subject to the approval of the Board of Trustees, to retain one or more Sub-Advisers, other organizations, including its affiliates, to provide any or all of the services required to be provided by the Adviser to the Fund or to assist in providing these services.  To the extent that the Adviser retains a sub-adviser to manage the assets of the Fund, the Adviser is responsible under the Advisory Agreement to review and supervise the services provided by the sub-adviser.  The Adviser also provides office space, telephone services and utilities, and administrative, secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Advisory Agreement.

Under the Advisory Agreement, the Fund pays the Adviser a monthly fee that is accrued daily at an annual rate that declines on additional assets as the Fund grows, as follows:  1.85% of the first $1 billion of average annual net assets of the Fund, 1.65% of the next $1 billion and 1.50% on average annual net assets over $2 billion (the “Advisory Fee”).

The Advisory Agreement may be continued in effect from year to year after its initial two-year term if its continuance is approved annually by either the Board of Trustees or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

A discussion regarding the basis for the Board's approval of the Advisory Agreement and the Sub-Advisory Agreements will be available in the Fund's first report to shareholders.

Portfolio Managers of the Adviser

The following table provides information regarding accounts managed by the Fund's Portfolio Managers, Averell H. Mortimer, Henry P. Davis, Ian McDonald and Shakil Riaz, as of October 1, 2012:

	Registered Investment Companies Managed by the Portfolio Manager		Pooled Investment Vehicles Managed by the Portfolio Manager		Other Accounts Managed by the Portfolio Manager
Name of Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Averell H. Mortimer	1	$203,648,521	28	$2,778,211,052	10	$3,669,866,842
Henry P. Davis	1	$203,648,521	28	$2,778,211,052	10	$3,669,866,842
Ian McDonald	1	$203,648,521	28	$2,778,211,052	10	$3,669,866,842
Shakil Riaz	1	$203,648,521	28	$2,778,211,052	10	$3,669,866,842

	Registered Investment Companies Managed by the Portfolio Manager		Pooled Investment Vehicles Managed by the Portfolio Manager		Other Accounts Managed by the Portfolio Manager
Name of Portfolio Manager	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
Averell H. Mortimer	0	0	17	$2,523,188,238	5	$1,349,889,304
Henry P. Davis	0	0	17	$2,523,188,238	5	$1,349,889,304
Ian McDonald	0	0	17	$2,523,188,238	5	$1,349,889,304
Shakil Riaz	0	0	17	$2,523,188,238	5	$1,349,889,304

Investment decisions of the Adviser are made with oversight by the Investment Committee.  The committee holds regular meetings to discuss the investment portfolios, and their exposure in terms of risk, strategy, and geographic region, and to review strategy decisions.

Compensation Program for Portfolio Managers of the Adviser

Compensation for the portfolio managers is a combination of a fixed salary and a bonus.  The bonus paid to a portfolio manager for any year may be tied, in part, to the performance of the Fund or any other fund managed by the Adviser during such year as compared to the performance of the HFR Fund of Funds Composite Index or another index or indices deemed relevant by the senior management of the Adviser.  The amount of salary and bonus paid to the portfolio managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, client interactions and teamwork support.  As part of their compensation, the portfolio managers also have 401k plans that enable them to direct a percentage of their pre-tax salary and bonus without any contribution from the Adviser into a tax-qualified retirement plan and are also eligible to participate in profit-sharing plans with the Adviser.

Fund Ownership of Portfolio Managers

The following table sets forth the dollar range of shares beneficially owned by the portfolio managers as of October 1, 2012.

Portfolio Manager	Dollar Range
Averell H. Mortimer	None
Henry P. Davis	None
Ian McDonald	None
Shakil Riaz	None

Other Information

Certain Arden entities, but not the Fund, were named in claims by the Fairfield Sentry Foreign Representatives in bankruptcy and the Madoff trustee in bankruptcy based on certain Arden vehicles having been past redeemers from so-called feeder funds.  The Arden management company is bearing all expenses relating to these claims, which Arden believes to be without merit, and Arden believes that there will not ultimately be any recovery under these claims.  Accordingly, Arden believes these claims are not material to the Arden management company or any other Arden entity.

SUB-ADVISERS AND SUB-ADVISORY AGREEMENTS

The Adviser has retained the following Sub-Advisers with respect to the Fund pursuant to separate sub-advisory agreements with each Sub-Adviser (“Sub-Advisory Agreements”).  The fee paid to each Sub-Adviser by the Adviser is governed by its respective Sub-Advisory Agreement.  Information relating to individual Sub-Advisers has been provided by that Sub-Adviser.

Investment Strategy	Sub-Adviser
Event Driven	Babson Capital Management LLC
Equity Hedge (Long/Short)	Chilton Investment Company, LLC
Relative Value	CQS (US), LLC
Global Macro/Tactical and Other	D. E. Shaw Investment Management, L.L.C.
Global Macro	Eclectica Asset Management LLP
Global Macro	Estlander and Partners, Ltd.
Event Driven	JANA Partners LLC
Relative Value	MatlinPatterson -- MPAM Credit Trading Partners L.P.
Equity Hedge (Long/Short)	Numeric Investors LLC
Relative Value (Equity)	Peak 6 Advisors LLC
Relative Value (Equity)	Santa Fe Partners LLC
Event Driven	York Registered Holdings, L.P.

Pursuant to the Sub-Advisory Agreements, the Sub-Advisers have been delegated responsibility for the Fund’s day-to-day management for the assets of the Fund allocated to such Sub-Advisers. Each Sub-Advisory Agreement provides in substance that the Sub-Advisers will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets.  The Sub-Advisory Agreements permit each Sub-Adviser to effect securities transactions on behalf of the Fund through associated persons of the Sub-Adviser.  The Sub-Advisory Agreement also specifically permits the Sub-Advisers to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, although the Sub-Advisers have no current plans to pay a material amount of such compensation. In the discretion of the Adviser, at any time, the Fund may have no assets allocated to a particular Sub-Adviser (i.e., a zero allocation).

Each Sub-Advisory Agreement may be continued in effect from year to year after its initial two-year term, subject to approval of its continuance in the same manner as the Fund's Investment Advisory Agreement.  The Sub-Advisory Agreements are subject to termination, without penalty, by the Trustees, or by a majority vote of the outstanding shares of that Fund, by the Adviser on not less than 30 nor more than 60 days’ prior written notice to the Fund.  A Sub-Adviser is permitted to terminate its Sub-Advisory Agreement on 60 days' prior written notice to the Fund and the Adviser. The Sub-Advisory Agreements also terminate automatically if they are assigned or if the Investment Advisory Agreement terminates with respect to the Fund.

The Adviser and the Fund have applied for an exemptive order from the Securities and Exchange Commission (“SEC”) that will permit the Adviser to engage additional unaffiliated subadvisers, and to enter into and materially amend an existing or future subadvisory agreement with an unaffiliated subadviser, upon the approval of the Board of Trustees, without obtaining shareholder approval.  The exemptive order will also exempt the Fund from certain requirements applicable to the disclosure of sub-advisory fees.  The initial sole shareholder of the Fund has approved the Fund’s use of this exemptive order once issued by the SEC.

CONFLICTS OF INTEREST

The Advisory Agreement and Sub-Advisory Agreements do not require the Adviser, Sub-Adviser or their affiliates (together with their members, officers and employees, including those involved in the investment activities and business operations of the Fund) to devote all or any specified portion of their time to managing the Fund's affairs, but only to devote so much of their time to the Fund's affairs as they reasonably believe necessary in good faith.  The Advisory Agreement and Sub-Advisory Agreements do not prohibit the Adviser, Sub-Advisers or their affiliates from engaging in any other existing or future business, and the Adviser, Sub-Advisers or their affiliates may provide investment management services to other clients or family members of the portfolio managers.  In addition, the portfolio managers and affiliates of the Adviser and Sub-Advisers may invest for their own accounts in various investment opportunities, including in hedge funds (which may be managed by the Adviser or a Sub-Adviser).  A determination may be made that an investment opportunity in a particular investment fund is appropriate for a portfolio manager or an affiliate of the Adviser or the Sub-Adviser, but not for the Fund.  Each of the Adviser, Sub-Adviser and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Brokerage firms affiliated with the Sub-Advisers may execute securities transactions on behalf of the Fund consistent with the provisions of the 1940 Act and consistent with seeking best execution.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund.  The Adviser's and Sub-Advisers' portfolio managers may manage other accounts with investment strategies similar to the Fund, including other investment companies, pooled investment vehicles and separately managed accounts.  Fees earned by the Adviser and Sub-Advisers  may vary among these accounts and the Adviser's and Sub-Advisers' portfolio managers may personally invest in these accounts.  These factors could create conflicts of interest because the Adviser's and Sub-Advisers' portfolio managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund.  A conflict may also exist if the Adviser's and Sub-Advisers'  portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts.  In addition, the Adviser's and Sub-Advisers'  portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund.  However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Adviser's and Sub-Advisers' portfolio managers are generally managed in a similar fashion and the Adviser and Sub-Advisers have a policy that seeks to allocate opportunities on a fair and equitable basis.

The Adviser and Sub-Adviser also manage other investment vehicles (the “Related Accounts”).  The Related Accounts may invest in the same securities, Underlying Funds as the Fund or in Underlying Funds managed by a Sub-Adviser.  As a result, the Related Accounts may compete with the Fund for appropriate investment opportunities.  As a general matter, the Adviser and each Sub-Adviser will consider participation by the Fund in all appropriate investment opportunities that are under consideration by the Adviser for the Related Accounts.  The Adviser and each Sub-Adviser will evaluate for the Fund and the Related Accounts a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or the Related Accounts at a particular time.  Because these considerations may differ for the Fund and the Related Accounts in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and each of the Related Accounts will differ.  The Adviser and each Sub-Adviser will, however, attempt to allocate these investment opportunities in an equitable manner.  In doing so, the Adviser and Sub-Adviser will take into account applicable laws and regulations, particularly those impacting registered investment companies, like the Fund, and its affiliates, including the Related Accounts.  For example, due to certain affiliated transaction restrictions, a Sub-Adviser may in its sole discretion choose to exclude the Fund from participation in certain investment strategies or opportunities pursued by its Related Accounts (which absent participation by an affiliated registered investment company, like the Fund, would be a permissible transaction for the Related Accounts).  This could adversely affect the Fund as this exclusion, and any other regulatory-related restrictions on the Fund, could cause the Fund’s performance and strategies to deviate materially from those of the Related Accounts.  Further, for example, due to the foregoing considerations, a Sub-Adviser pursuing an event-driven strategy may choose:

•	Not to purchase securities of a company where the Sub-Adviser intends to pursue a shareholder activist strategy for the Fund assets allocated to them or may sell such securities once it determines to pursue such a strategy, although it may purchase or continue to hold such securities for Related Accounts;
•	Not to engage in short sales of company securities, although the Sub-Adviser may engage in such short sales on behalf of Related Accounts; or
•	To engage in more or less frequent trading for the Fund assets allocated to them than for Related Accounts.

Other present and future activities of the Adviser, Sub-Advisers, the portfolio managers, the Trust's administrator and/or their affiliates may give rise to additional conflicts of interest.  In the event that a conflict of interest arises, the Adviser will attempt to resolve such conflicts in a fair and equitable manner.

BROKERAGE

The Adviser and, to a significantly greater extent, each Sub-Adviser is directly responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for the assets of the Fund.  Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions.  On the great majority of foreign stock exchanges, commissions are fixed.  No stated commission is applicable to securities traded in certain over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

The Adviser expects that each Sub-Adviser will generally select brokers and dealers to effect transactions substantially in the manner set forth below.  However, no guarantee or assurance can be made that a Sub-Adviser will adhere to, and comply with, its stated practices.  The Adviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of the Fund, each Sub-Adviser will seek to obtain the best execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm's risk in positioning a block of securities.  As described below, Sub-Advisers may place orders with brokers that provide research services.  Certain Sub-Advisers may comply with the safe harbor under Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Safe Harbor”), with respect to the receipt of such services.  The Adviser considers the broker selection process employed by a Sub-Adviser in determining whether to hire the Sub-Adviser.  Each Sub-Adviser generally will seek reasonably competitive commission rates.  However, Sub-Advisers will not necessarily pay the lowest commission available on each transaction.

Consistent with the principle of seeking best execution, a Sub-Adviser may place brokerage orders with brokers (including affiliates of the Adviser or Sub-Adviser) that provide the Sub-Adviser and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.  The expenses of a Sub-Adviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Sub-Adviser or its affiliates in providing services to clients other than the Fund.  In addition, not all of the supplemental information is used by Sub-Advisers in connection with Fund.  Conversely, the information provided to Sub-Advisers by brokers and dealers through which other clients of the Sub-Advisers effect securities transactions may be useful to the Sub-Advisers in providing services to the Fund.  To the extent the Adviser manages a portion of the Fund directly, it or Managers of the Underlying Funds would expect to employ brokerage practices generally consistent with the foregoing.

DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS

The Trust has adopted a written policy relating to disclosure of its portfolio holdings governing the circumstances under which disclosure may be made to shareholders and third parties of information regarding the portfolio investments held by the Fund.  This policy is designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders and includes procedures to address conflicts between the interests of Fund shareholders and those of the Adviser, Distributor or any affiliated person of the Fund, the Adviser or the Distributor.  Disclosure of the Fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q).  These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.  Except for these reports, or as otherwise specifically permitted by the Trust's policy, information regarding the Fund's portfolio holdings may not be provided to any person.

Information regarding the Fund's portfolio investments, and other information regarding the investment activities of the Fund, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund.  In connection with any such arrangement, the recipient of the information must agree to maintain the confidentiality of the information and to use the information only to facilitate its rating or ranking of the Fund.  The Fund's policy does not prohibit disclosure of information to the Adviser or to other service providers to the Trust (including its administrator, distributor, custodian, legal counsel and auditors) or to authorized broker-dealers/service agents (and their affiliates).

The Fund’s Chief Compliance Officer is responsible for monitoring the use and disclosure of information relating to the Fund's portfolio investments and is also responsible to report to the Board at least annually regarding the effectiveness of the Trust's compliance program, including its policy governing the disclosure of portfolio holdings and any material violations of that policy.  Under the Trust's policy, the Adviser, the Trust and their respective affiliated persons are prohibited from receiving any direct or indirect compensation in consideration of information relating to the Fund's portfolio investments held, purchased or sold by the Fund.

            Consistent with the Trust's policy, information relating to the Fund's portfolio investments are provided to certain persons as described in the following table.  Such persons are subject to duties not to trade on such information.  There are no other arrangements in effect involving the disclosure of information regarding the Fund's portfolio holdings.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions

Adviser	Daily	Ethical

Sub-Adviser	Daily	Ethical

Administrator and Distributor	Daily	Contractual and Ethical

Custodian	Daily	Contractual and Ethical

Authorized Broker-Dealers/Service Agents (and their affiliates)	Daily	Contractual

Auditor	During annual audit and other reviews of financial statements	Ethical

Legal Counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel's review.	Ethical

Printers	Twice a year. Printing semi-annual and annual reports.	No formal restrictions in place. However, printer would not receive portfolio information until at least 30 days old.

CODE OF ETHICS

The Adviser, the Sub-Advisers and their affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made by the Fund.  As a result of differing trading and investment strategies or constraints, positions may be taken by the Adviser, the Sub-Advisers and their affiliates (including personnel of the Adviser and the Sub-Advisers) that are the same, different or made at a different time than positions taken for the Fund.  In order to mitigate the possibility that the Fund will be adversely affected by this personal trading, the Fund has adopted a code of ethics and furthermore the Adviser and the Sub-Advisers have adopted codes of ethics (collectively with the Fund's code of ethics, the “Codes of Ethics”) in compliance with Rule 17j-1 under the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions.  The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.  The Codes of Ethics are also available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Future investment activities of the Adviser, the Sub-Advisers and their affiliates and their principals, managers, partners, directors, officers or employees may give rise to additional conflicts of interest.

PROXY VOTING PROCEDURES

The Adviser votes proxy proposals, amendments, consents or resolutions (collectively, “proxies”), on behalf of the Fund, in a manner that seeks to serve the best interests of the Fund.  The Adviser has guidelines addressing how it votes proxies with regard to specific matters.  The Board of Trustees permits the Adviser to contract with a third party to obtain proxy voting and related services, including research of current issues.  The Adviser has delegated the responsibility to vote proxies to each Sub-Adviser for the Fund's portfolio securities allocated to such Sub-Adviser in accordance with their respective proxy voting policies and procedures.

Each Sub-Adviser has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that it votes proxies prudently and in the best interest of its advisory clients for whom it has voting authority, including the Fund. The Proxy Voting Policy of each Subadviser also describes how the Subadviser addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Subject to the oversight of the Adviser, each Subadviser (or a designated proxy committee at the Subadviser) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies.

In general, the Adviser seeks to resolve any potential conflicts of interest associated with any proxy by applying the foregoing general policy of seeking to serve the best interests of the Fund.  Because the Adviser may purchase and hold interests in Underlying Funds on behalf of the Fund, the Adviser may receive requests soliciting votes or consent for amendments or resolutions affecting the governance of Underlying Funds that are not easily classified as proxies in the traditional sense.  As such, the Adviser will treat a request from an Underlying Fund as a proxy when it involves a request to exercise the Fund's voting authority on, without limitation, proposed amendments to a limited partnership agreement, operating agreement or a memorandum and articles of association, as the case may be, or voting in connection with an annual or special meeting of investors, in each case where the Fund's vote is counted towards the calculation of whether a quorum or threshold set by the Underlying Fund has been achieved.  Specific investor rights or elections requested by Underlying Funds which are not dependent on how other investors vote, such as, without limitation, a choice between acceptance of new terms or an early right of redemption, invitations to invest or transfer to new or changed share classes, or tender offers that are individually exercisable by an investor will not be considered proxies, although they will be exercised in best interest of the Fund.  In addition, as described earlier, the Adviser may waive the Fund's voting rights attributable to the Fund's interests in Underlying Funds.

Information regarding how the Fund voted any proxies during the most recent twelve-month period ended June 30 will be reported on Form N-PX and will be made available no later than August 31 of each year.  Such information can be obtained:  (i) without charge, upon request, by calling (866) 773-7145; and (ii) on the SEC's website at www.sec.gov.

DISTRIBUTION

Arden Securities LLC, located at Three Canal Plaza, Portland, Maine 04101, serves as the principal underwriter and exclusive agent for distribution of the Fund's shares pursuant to a Distribution Agreement (the “Distribution Agreement”).  The Distributor is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority.  The offering of the Fund's shares is continuous.

At present, the Fund offers only Class I shares.  Class I shares do not charge redemption fees.

The Adviser (or its affiliates), in its discretion and from its own resources, may pay brokers or other financial intermediaries (“Recipients”) additional compensation based on the aggregate value of shares of the Fund held by customers of the Recipients.  In return for the additional compensation, the Fund may receive certain marketing advantages including access to a Recipient's registered representatives, placement on a list of investment options offered by a Recipient, or the ability to assist in training and educating the Recipient's registered representatives.  The additional compensation may differ among Recipients in amount.  The receipt of additional compensation by a Recipient may create potential conflicts of interest between an investor and its financial advisor who is recommending the Fund over other potential investments.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Eligible shareholders may buy or sell shares through a financial advisor.  You will have to follow the procedures of your financial advisor.  Your financial advisor may charge a fee for its services, in addition to the fees charged by the Fund.  You will also generally have to address your correspondence or questions regarding the Fund to your financial advisor.  The offering price per share is equal to the NAV next determined after the authorized institution receives your purchase order.  Your financial advisor is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time.  Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers.  Under this arrangement, the financial advisor must send your payment by the time the Fund prices its shares on the following day.  If your financial advisor fails to do so, it may be responsible for any resulting fees or losses.

Your financial advisor may charge you a processing or service fee in connection with the purchase or redemption of shares of the Fund.  The amount and applicability of such a fee is determined and disclosed to its customers by each individual financial advisor.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI.  Your financial advisor will provide you with specific information about any processing or service fees you will be charged.

The Fund reserves the right to reject any purchase order and to cease the offering of shares.  The Fund may accept initial and subsequent investments of smaller amounts in its sole discretion.  In fact, for employees or directors of the Adviser and its affiliates, and members of their immediate families, and, in the sole discretion of the Adviser, attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families, the minimum required initial investment in the Fund for Class I Shares is $1,000 and subsequent investments must be made in amounts of $500 or more.  The Fund may also waive the minimum investment requirement for purchases by other affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs).  The subsequent investments minimum amount may be waived in the discretion of the Adviser.  The Board may also change minimum investment amounts at any time.  The Fund retains the right to refuse to accept an order.

The Board may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

DIVIDENDS, DISTRIBUTIONS AND TAXES

It is the policy of the Trust each fiscal year to distribute substantially all of the Fund's net investment income (i.e., generally, the income that it earns from dividends and interest on its investments, and any net short-term capital gains, net of Fund expenses) and net capital gains, if any, to its shareholders.  Unless requested otherwise by a shareholder, dividends and other distributions will be automatically reinvested in additional shares of the Fund at the NAV per share in effect on the day after the record date.

The following is a summary of certain aspects of the taxation of the Fund and its shareholders which should be considered by a prospective shareholder.  The Fund has not sought a ruling from the Internal Revenue Service (the “Service”) or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues.

This summary of certain aspects of the Federal tax treatment of the Fund is based upon the Internal Revenue Code of 1986, as amended (the “Code”) judicial decisions, Treasury Regulations (the “Regulations”) and rulings in existence on the date hereof, all of which are subject to change, possibly with retroactive effect.  This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund.  This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

EACH PROSPECTIVE SHAREHOLDER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Prospectus and this SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.  Each prospective tax-exempt shareholder is urged to consult its own counsel regarding the acquisition of shares.

The Fund will elect to be classified as an association taxable as a corporation for Federal tax purposes and intends to (i) elect to be treated as, and (ii) operate in a manner to qualify as, a “regulated investment company” under Subchapter M of the Code (a “RIC”).  Certain requirements under Subchapter M and additional information regarding the Fund's tax treatment are described below in “Tax Treatment.”

Tax Treatment

The Fund intends to qualify as a RIC under Subchapter M of the Code.  In each year that the Fund so qualifies, it will pay no federal income tax on the earnings or capital gains it distributes to its shareholders.  This avoids a “double tax” on that income and capital gains.  Shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their shares are held in a retirement account or the shareholder is otherwise exempt from tax).  The Adviser will be responsible for reviewing, analyzing and interpreting the format and content of the compliance reports designed for assessing whether the Fund is in compliance with applicable requirements under Subchapter M of the Code.

You should be aware of the following tax implications of investing in the Fund:

•	Dividends paid from net investment income and short-term capital gains are taxable as ordinary income. For taxable years beginning on or before December 31, 2012, dividends paid from net investment taxable income that are designated by the Fund as being derived from “qualified dividend income” are taxable to individuals at the reduced rates currently applicable to long-term capital gains. Distributions of the Fund's long-term capital gains are taxable as long-term capital gains, without regard to how long you have held your shares.
•	Every calendar year the Fund will send you and the Internal Revenue Service (the “IRS”) a statement showing the amount of any taxable dividends, including the amount that qualifies as qualified dividend income, and other distributions the Fund paid to you in the previous calendar year. The tax information the Fund sends you will separately identify any long-term capital gains distribution the Fund paid to you.
•	Because the share price fluctuates, you may have a capital gain or loss when your shares are redeemed equal to the difference between the price you paid for the shares and the price you received when they were redeemed. Capital gains or losses will be long-term or short-term depending on how long you have held the shares.
•	If you buy shares on the date or just before the date the Fund declares a capital gains distribution, a portion of the purchase price for the shares will be returned to you as a taxable distribution.

Returns of Capital Can Occur.  In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders.  The Fund will identify returns of capital in shareholder notices.

Qualification as a Regulated Investment Company

As a RIC, the Fund does not expect to be subject to U.S. Federal income tax on the portion of its investment company taxable income, as that term is defined in the Code, and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.  Qualification as a RIC enables the Fund to “pass through” its distributed income and net capital gains to shareholders without the Fund having to pay tax on them.  The Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year.  If the Fund does not qualify as a RIC during any period, it may be treated for U.S. Federal income tax purposes as an ordinary corporation and may receive no tax deduction for payments made to shareholders during that period.

To qualify as a RIC, the Fund must distribute at least 90% of its investment company taxable income and net tax-exempt income for the taxable year.  The Fund must also satisfy certain other requirements of the Code, some of which are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

To qualify as a RIC, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the Fund's principal business of investing in stock or securities) or net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code).

In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a RIC.  Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of “other issuers.” As to each of those “other issuers,” the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer.  In addition, no more than 25% of the value of the Fund's total assets may be invested in (i) the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), (ii) in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses or (iii) the securities of one or more qualified publicly traded partnerships.  For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.

Satisfaction of the various tests that must be met to maintain the Fund's tax status as a RIC requires significant support from certain of the investment entities in which the Fund invests, including the Underlying Funds.  In addition, as a related matter, the Fund is required each December to make certain “excise tax” calculations based on income and gain information that must be obtained from such entities.  The risks of not receiving accurate information from such entities include failing to satisfy the RIC qualification tests and incurring the excise tax on undistributed income.

Based on the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), there is a remedy for a failure to satisfy the RIC asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax.  The Modernization Act also sets forth a de minimis exception to a potential failure to satisfy the RIC asset diversification test that would require corrective action but no tax.  In addition, the Modernization Act allows for the remedy of a failure to satisfy the RIC source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

There is a possibility that the Fund may from time to time be considered under the Code to be a nonpublicly offered regulated investment company.  Under Temporary Regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, may not be deductible by certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule).  Such shareholder’s pro rata portion of the affected expenses, will be treated as an additional dividend to the shareholder and will be deductible by such shareholder, subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code.  A “nonpublicly offered regulated investment company” is a regulated investment company whose shares are not (i) continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act of 1933, as amended), (ii) regularly traded on an established securities market and (iii) held by at least 500 persons at all times during the taxable year.

Investments in the Underlying Funds and Subsidiary

The Fund intends to invest a portion of its assets in the Underlying Funds and a Subsidiary, which may be classified as corporations for U.S. federal tax purposes.  Foreign corporations will generally not be subject to U.S. federal income tax unless they are deemed to be engaged in a United States trade or business.  Even if not engaged in a United States trade or business, foreign corporations will generally be subject to a withholding tax at a rate of 30% on certain United States source income that is not effectively connected with a United States trade or business.

The Subsidiary will be treated as a controlled foreign corporation, and the Fund will be treated as a “U.S. Shareholder” of the Subsidiary.  As a result, the Fund will be required to include in its gross income all of the Subsidiary's “subpart F income.”  “Subpart F income” is generally treated as ordinary income.  If a net loss is realized by the Subsidiary, such loss generally is not available to offset the income of the Fund.  The recognition by the Fund of the Subsidiary's “subpart F income” will increase the Fund's tax basis in the Subsidiary.  Distributions by the Subsidiary to the Fund will not be taxable to the extent of its previously undistributed “subpart F income,” and will reduce the Fund's tax basis in the Subsidiary.

As a RIC, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under Subchapter M of the Code. Commodity-linked investments generate income that is not “qualifying income” for purposes of meeting this 90% test. The IRS previously has issued a number of private letter rulings (“PLRs”) that indicate that certain income from a fund’s investment in a controlled foreign corporation will constitute “qualifying income” for purposes of Subchapter M of the Code.  Any such PLR can be relied upon only by the fund to which it was issued.  The IRS has suspended issuance of further PLRs pending a review of its position on the matter.  If the IRS were to change its position with respect to the conclusions reached in the PLRs (which change in position may be applied retroactively to the Fund), the income from the Fund’s investment in the Subsidiary might not be “qualifying income” and the Fund might not qualify as a RIC for one or more years, which would adversely affect the value of the Fund and the favorable tax treatment of the Fund.

Excise Tax on Regulated Investment Companies

Under the Code, by December 31 of each year, the Fund must distribute, or be deemed to have distributed, an amount at least equal to the sum of (1) 98% of its ordinary income earned from January 1 through December 31 of that year, (2) 98.2% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, and (3) all such ordinary income and capital gains for previous years that were not distributed during those years.  If it does not, the Fund must pay a non-deductible 4% excise tax on the amounts not distributed.  It is presently anticipated that the Fund will meet those requirements.  To meet these requirements, the Fund might, in certain circumstances, be required to liquidate portfolio investments to make sufficient distributions.  However, the Board and the Adviser might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts.  That would reduce the amount of income or capital gains available for distribution to shareholders.

Failure to Qualify as a Regulated Investment Company

If, in any taxable year, the Fund fails to qualify as a RIC under the Code, the Fund will (assuming the remedies previously discussed are not exercised) be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.  In addition, in the event of a failure to qualify as a RIC, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will (assuming the remedies previously discussed are not exercised) constitute dividends, which will generally be eligible for the dividends received deduction available to corporate shareholders.  Furthermore, in such event, individual shareholders of the Fund would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. Federal income taxation in taxable years beginning on or before December 31, 2012.

Distributions

Dividends paid out of the Fund's investment company taxable income will be taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether such dividends are paid in cash or reinvested in additional shares.  If a portion of the Fund's income consists of dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate shareholders may be eligible for the corporate dividends received deduction.  In addition, for taxable years beginning on or before December 31, 2012, distributions of investment company taxable income that are designated by the Fund as derived from qualified dividend income are taxed to individuals at the reduced rates currently applicable to long-term capital gain.  Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria.  Certain holding period and other requirements must be met by both the shareholder and the Fund for distributions to be eligible for the corporate dividends received deduction or the preferential individual tax rates that apply to qualified dividend income, as the case may be.  Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gain, regardless of how long the shareholder has held shares.  Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2012.  A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital, which is applied against and reduces the shareholder's basis in its shares.  To the extent that the amount of any such distribution exceeds the shareholder's basis in its shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.  Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained.  In such case, it may designate the retained amount as  undistributed  capital  gains in a notice to its shareholders,  who will be  treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Dividends designated by the Fund and received by corporate shareholders of the Fund will qualify for the dividends received deduction to the extent of qualifying dividends received by the Fund from domestic corporations for the taxable year.  A dividend received by the Fund will not be treated as a qualifying dividend (1) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid, (2) to the extent that the Fund is under an obligation to make related payments with respect to positions in substantially similar or related property, or (3) to the extent the stock on which the dividend is paid is treated as debt financed.  Moreover, the dividends received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to shares or by applications of the Code.

Shareholders will be notified annually as to the U.S. Federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

Sale or Exchange of Shares

Upon the sale or other disposition of shares that a shareholder holds as a capital asset, the shareholder may realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder's adjusted tax basis in the shares sold.  Such gain or loss will be long-term or short-term, depending upon the shareholder's holding period for the shares.  Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

Any loss realized on a sale or other disposition will be disallowed to the extent that the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any capital gains distributions received by the shareholder (or amounts credited as undistributed capital gains) with respect to such shares.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must attach to its tax return and also separately file with the IRS a disclosure statement on IRS Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.

Hedging and Derivatives Transactions

Certain of the Fund's hedging and derivatives transactions are subject to special and complex U.S. Federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain  complex  financial  transactions.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Other Investments

The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. Federal income tax purposes before amounts due under the obligations are paid.  The Fund may also invest in domestic and foreign “high yield” securities.  A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. Federal income tax purposes.

As a result of investing in securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income it has not yet received.  Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code.  This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level U.S. Federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax.  To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders.

Passive Foreign Investment Companies

If the Fund purchases shares in passive foreign investment companies (“PFICs”), the Fund may be subject to U.S. Federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.  If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), the Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund.  The Fund may take the position that income and gain included pursuant to a QEF election constitutes qualifying income under the income test described above. However, the Service has indicated that it may issue guidance which could affect the manner in which QEF inclusions are treated by the Fund.  The Fund may not be able to make a QEF election with respect to many PFICs because of certain requirements that the PFICs would not be able to satisfy.  Alternatively, the Fund may, in certain circumstances, be able to elect to mark-to-market at the end of each taxable year its shares in a PFIC.  In this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value, to the extent it did not exceed prior increases in income.  Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above).

Medicare Tax

For taxable years beginning on or after January 1, 2013, individuals, estates and trusts will be subject to a Medicare tax of 3.8% on “net investment income” (or undistributed “net investment income,” in the case of estates and trusts) for each such taxable year, with such tax applying to the lesser of such income or the excess of such person's adjusted gross income (with certain adjustments) over a specified amount.2  Net investment income includes net income from interest, dividends, annuities, royalties and rents and net gain attributable to the disposition of investment property.  It is anticipated that net income and gain attributable to an investment in the Fund will be included in an Investor's “net investment income” subject to this Medicare tax.

Section 1256 Contracts

The Code generally applies a “mark-to-market” system of taxing unrealized gains and losses on, and otherwise provides for special rules of taxation with respect to, Section 1256 Contracts.  A Section 1256 Contract includes certain regulated futures contracts, certain non-U.S. currency forward contracts, and certain listed non-equity options.  Section 1256 Contracts held by the Fund at the end of a taxable year of the Fund will be treated for U.S. Federal income tax purposes as if they were sold by the Fund at their fair market value on the last business day of the taxable year.  The net gain or loss, if any, resulting from these deemed sales (known as “marking to market”), together with any gain or loss resulting from any actual sales of Section 1256 Contracts (or other termination of the Fund's obligations under such contract), must be taken into account by the Fund in computing its taxable income for the year.  Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% of the gains or losses and as long-term capital gains or losses to the extent of 60% of the gains or losses.

Unrelated Business Taxable Income

Generally, an exempt organization is exempt from U.S. Federal income tax on its passive investment income, such as dividends, interest and capital gains.  This general exemption from tax does not apply to the “unrelated business taxable income” (“UBTI”) of an exempt organization.  Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed property is UBTI and, thus, taxable in the proportion to which such property is financed by “acquisition indebtedness” during the relevant period of time.  Tax-exempt U.S. investors will not incur UBTI as a result of leveraged investment activities on the part of the Fund, although a tax-exempt investor may incur UBTI on dividend income paid by the Fund and generally on any gain realized on the sale of shares, if it borrows to acquire shares.  Tax-exempt U.S. investors may be subject to UBTI on excess inclusion income allocated to such investor as a result of an investment by the Fund in certain real estate investment trusts.  Tax-exempt U.S. persons are urged to consult their own tax advisors concerning the U.S. Federal tax consequences of an investment in the Fund.

[2]	The amount is $250,000 for married individuals filing jointly, $125,000 for married individuals filing separately, $200,000 for other individuals and the dollar amount at which the highest income tax bracket for estates and trusts begins.

Foreign Taxes

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  The Fund will not be eligible to “pass through” to its shareholders the amount of foreign taxes paid by the Fund for foreign tax credit purposes.

Backup Withholding

The Fund may be required to withhold U.S. Federal income tax from all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Service that they are subject to backup withholding.  The withholding percentage is 28% until 2013, when the percentage will increase to 31% (unless Congress enacts legislation otherwise).  Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding.  This withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability, provided the required information is furnished to the service.

Foreign Shareholders

U.S. federal income taxation of a shareholder who with respect to the United States is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (a “Foreign Shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

Except as provided below, if the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder, distributions of investment company taxable income (other than distributions that consist of long-term capital gains) will be subject to a U.S. federal income tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of investment company taxable income, any capital gains distributions, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations.  A corporate Foreign Shareholder may also be subject to the branch profits tax imposed by the Code.

In the case of a Foreign Shareholder, the Fund may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption.  See “Backup Withholding” in this section.

Recent legislation generally imposes withholding at a rate of 30% on payments to certain foreign entities (including financial intermediaries) of dividends on and the gross proceeds of dispositions of U.S. common stock, unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied. Shareholders should consult their tax advisors regarding the possible implications of this legislation on their investment in the Fund.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.  Foreign Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Cost Basis Reporting

As part of the Emergency Economic Stabilization Act of 2008, the Fund is required to report to shareholders and the IRS the “cost basis” of shares and the character of realized gains and losses attributable to the redemption of shares.  These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan.  The “cost basis” of a share is generally its purchase price adjusted for dividend reinvestments, return of capital, and other corporate actions.  Cost basis is used to determine whether a sale of the shares results in a gain or loss.

The Fund will permit shareholders to elect from among several IRS-accepted cost basis methods to calculate the cost basis in their shares.  If a shareholder does not affirmatively elect a cost basis method, then the Fund's default cost basis calculation method, which is currently the FIFO (first-in, first-out) method, will be applied to their account.  The cost basis method elected or applied may not be changed after the settlement date of a sale of shares.

If a shareholder hold shares through a broker, the shareholder should contact that broker with respect to the reporting of cost basis and available elections for their account.

Prospective investors are urged to consult their own tax advisors regarding specific questions about application of the new cost basis reporting rules and, in particular, which cost basis calculation method to elect.

Other Taxation

Shareholders may be subject to state, local and foreign taxes on their Fund distributions and on the sale of shares.

The foregoing is a brief summary of certain material tax matters that are pertinent to prospective investors.  The summary is not, and is not intended to be, a complete analysis of all provisions of the U.S. Federal tax law which may have an effect on such investments.  This analysis is not intended as a substitute for careful tax planning.  Accordingly, prospective investors are urged to consult their own respective tax advisors with respect to their own respective tax situations and the effects of this investment thereon.

GENERAL INFORMATION

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Fund's Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.  As part of the Program, the Fund has designated an anti-money laundering officer.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new opening account applications.  The Fund will not transact business with any person or entity whose identity was not adequately verified under the provisions of the USA PATRIOT Act.

Description of Shares

The Trust is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value.  Currently, the Fund is the sole series of shares of the Trust, and the Fund offers Class I shares.  However, the Board has the authority to establish additional series of shares (representing interests in separate investment portfolios of the Trust in addition to the Fund) and, subject to applicable rules, may establish two or more classes of shares of any series, with the differences in classes representing differences as to certain expenses and share distribution arrangements.  Shares are fully paid and non-assessable and have no pre-emptive or conversion rights.

Shareholders of the Fund are entitled to vote, together with the holders of shares of any other series of the Trust, on the election or removal of Trustees and the ratification of the Trust's independent registered public accounting firm when those matters are voted upon by shareholders.  Shareholders are also entitled to vote on other matters as required by the 1940 Act, the Trust's Declaration of Trust, the Trust's By-Laws, any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable.  On these other matters, shares of the Fund will generally vote as a separate class from any other series of the Trust's shares.  Each share (and fractional share) is entitled to one vote (or fraction thereof).  However, if shares of more than one series vote together on a matter as a single class, each share (or fraction thereof) will be entitled to the number of votes that equals the net asset value of such share (or fraction thereof) determined as of the applicable record date.  All shares have non-cumulative voting rights, meaning that shareholders entitled to cast more than 50% of the votes for the election of Trustees can elect all of the Trustees standing for election if they choose to do so.

Administration

Pursuant to the Administration and Accounting Services Agreement with the Trust (the “Services Agreement”), JPMorgan Chase Bank, N.A.(the “Administrator”), located at One Beacon Street, Boston, Massachusetts 02108, serves as the administrator of the Fund.  The Administrator provides various administrative and accounting services necessary for the operations of the Trust and the Fund.  Services provided by the Administrator include facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Fund's general ledger, the preparation of the Fund's financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax and other reports.

For providing such services, the Administrator receives an asset-based fee, computed daily and paid monthly.  The Fund also reimburses the Administrator for certain out-of-pocket expenses.

Custodian

Pursuant to a Custody Agreement with the Trust, JPMorgan Chase Bank, N.A. (the “Custodian”) located at 14201 Dallas Parkway, 2nd Floor, Dallas, TX 75254, acts as the custodian of the Fund's securities and cash and as the Fund's accounting services agent.  The Custodian is responsible for maintaining custody of the Fund's cash and investments and retaining subcustodians, including in connection with the custody of foreign securities.  As the accounting services agent of the Fund, the Custodian maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business.

Transfer Agent

Pursuant to a Transfer Agent Agreement with the Trust, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) acts as the Fund's transfer and disbursing agent.  The Transfer Agent is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

The Transfer Agent provides certain shareholder and other services to the Fund, including furnishing account and transaction information and maintaining shareholder account records.  The Transfer Agent is responsible for processing orders and payments for share purchases.  The Transfer Agent mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders.  The Transfer Agent disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.  For its services as transfer agent, the Transfer Agent receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Independent Registered Public Accounting Firm

The Trust's independent registered public accounting firm, Ernst & Young LLP (“E&Y”) audits the Trust's annual financial statements, performs other related audit services, and prepares the Trust's tax returns.  E&Y is located at 5 Times Square, New York, NY 10036.

Trustee and Officer Liability

Under the Trust's Declaration of Trust and its By-Laws, and under Delaware law, the Trustees, officers, employees, and certain agents of the Trust are entitled to indemnification under certain circumstances against liabilities, claims, and expenses arising from any threatened, pending, or completed action, suit, or proceeding to which they are made parties by reason of the fact that they are or were such Trustees, officers, employees, or agents of the Trust, subject to the limitations of the 1940 Act that prohibit indemnification that would protect such persons against liabilities to the Trust or its shareholders to which they would otherwise be subject by reason of their own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.

Legal Counsel

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as counsel to the Trust.  The firm does not represent potential investors in the Fund.

Registration Statement

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Trust has filed with the SEC.  The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC.  A text-only version of the Registration Statement is available on the SEC's Internet website, www.sec.gov.

More Information

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting your financial advisor or the Trust directly at:

Arden Investment Series Trust
375 Park Avenue, 32nd Floor,
New York, New York 10152
Telephone:  (212) 751-5252

FINANCIAL STATEMENTS

The Fund's seed financial statements and the report of E&Y thereon are attached hereto as Appendix A.

Appendix A

Arden Alternative Strategies Fund
Financial Statements
For the period April 11, 2012 (date of formation)
to October 25, 2012

Arden Alternative Strategies Fund

Financial Statements:

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Arden investment Series Trust and the Shareholder of Arden Alternative Strategies Fund

We have audited the accompanying statement of assets and liabilities of Arden Alternative Strategies Fund (a Series of Arden Investment Series Trust) (the “Fund”) as of October 25, 2012, and the related statement of operations for the period from April 11, 2012 (date of formation) to October 25, 2012. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of Arden Alternative Strategies Fund at October 25, 2012 and the results of operations for the period from April 11, 2012 (date of formation) to October 25, 2012, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

October 25, 2012
New York, New York

1

Arden Alternative Strategies Fund
(a Series of Arden Investment Series Trust)
STATEMENT OF ASSETS AND LIABILITIES
October 25, 2012

Assets

Cash	$230,000
Deferred offering costs	66,215
Receivable from Adviser	55,785

Total Assets	352,000

Liabilities

Payable to Adviser	122,000

Net Assets	$230,000

Components of Net Assets:
Paid-in capital	$230,000
Net investment loss	-
Net Assets	$230,000

Class I
Net asset value per share, beneficial interest outstanding per share, 23,000.00 shares (unlimited amount authorized, par value $0.001)	$10.00

2

Arden Alternative Strategies Fund
 (a Series of Arden Investment Series Trust)
STATEMENT OF OPERATIONS
For the Period April 11, 2012 (date of formation) to October 25, 2012

Expenses

Organizational Costs	$55,785

Total Expenses	55,785

Reimbursement by Adviser	(55,785)

Net Expenses	$-

Net Investment Loss	$-

3

Arden Alternative Strategies Fund
 (a Series of Arden Investment Series Trust)
NOTES TO THE FINANCIAL STATEMENTS
October 25, 2012

1.	Organization

Arden Investment Series Trust (the “Trust”), a Delaware statutory trust, was formed on April 11, 2012 and has authorized capital of unlimited shares of beneficial interest. The Trust is authorized to have multiple series, (each a “Series”) and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust currently consists of a single series, the Arden Alternative Strategies Fund (the “Fund”).

The Trust has had no operations to date other than matters relating to its registration and the sale and issuance of 23,000.00 shares of beneficial interest in the Fund to the Fund’s investment adviser, Arden Asset Management LLC (the “Adviser”), at a net asset value of $10.00 per share. The Fund’s investment objective is to achieve capital appreciation.  In pursuing this objective, the Fund seeks to achieve a relatively low correlation to the major equity and fixed income markets through the allocation of the assets of the Fund among a number of sub-advisers (the “Sub-Advisers”) that employ a variety of alternative investment strategies.

2.	Summary of Significant Accounting Policies

Indemnifications:

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had such claims or losses through October 25, 2012 pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in this statement of assets and liabilities. Actual results could differ from those estimates.

Cash and Cash Equivalents:

Cash and cash equivalents consist of highly liquid investments, with maturities of three months or less when acquired. At October 25, 2012, the Fund had no cash equivalents.
4

Arden Alternative Strategies Fund
 (a Series of Arden Investment Series Trust)
NOTES TO THE FINANCIAL STATEMENTS
October 25, 2012

2.	Summary of Significant Accounting Policies (continued)

Offering Costs and Organizational Expenses:

Any and all offering costs and organizational expenses of a Series paid by the Adviser shall be reimbursed by such Series at such time or times agreed by such Series and the Adviser. The Fund’s offering costs of $66,215 are recorded as a deferred charge until operations begin and thereafter will be amortized over 12 months.  Organizational expenses of $55,785 have been expensed on the Statement of Operations.  These offering costs and organizational expenses are subject to an Expense Limitation and Reimbursement Agreement (described in Note 3).

Federal Income Tax:

The Fund intends to distribute substantially all of its income and to comply with the other  requirements of the Internal Revenue Code applicable to regulated investment  companies. Accordingly, no provision for federal income taxes is required. In addition,  by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The Fund will invest in AASF Offshore Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company and wholly owned subsidiary of the Fund, in order to gain exposure to certain investments, including commodities investments, within the limitations of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and consistent with the Fund’s investment objective and policies as stated in its prospectus and statement of additional information.  The Subsidiary's financial statements will be consolidated into the Fund's financial statements.  In accordance with the Memorandum and Articles of Association of the Subsidiary, the Fund will own the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary.

3.	Investment Advisory Agreement

Under the terms of the Trust’s investment advisory agreement (the “Advisory Agreement”), the Adviser is subject to the general supervision of the Board of Trustees (the “Board”) and manages the Fund in accordance with its investment objective and policies. The Adviser is responsible for all decisions with respect to purchases and sales of portfolio securities and maintains related records. As compensation for its advisory services and assumption of Fund expenses, the Adviser is entitled to an investment management fee, computed daily and payable monthly, at an annual rate of 1.85% of average daily net assets of the Fund upon commencement of the Fund’s operations.
5

Arden Alternative Strategies Fund
 (a Series of Arden Investment Series Trust)
NOTES TO THE FINANCIAL STATEMENTS
October 25, 2012

3.	Investment Advisory Agreement (continued)

The Adviser has contractually agreed, pursuant to an Expense Limitation and Reimbursement Agreement (“Expense Limitation Agreement”), to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses, but excluding any underlying fund fees and expenses, dividend and interest expenses on short sales as well as other investment-related expenses, interest, taxes and extraordinary expenses of the Fund), to the extent necessary to limit the net operating expense ratio of Class I shares to 2.50% per annum of the Fund's average daily net assets attributable to Class I shares. Additionally, the Expense Limitation Agreement provides that the Adviser will waive its advisory fee payable under the Advisory Agreement to the extent necessary to reimburse the Fund for any management fees to which it is subject as an investor in underlying funds in which the Fund invests that are not exchange-traded funds.  The Expense Limitation Agreement will remain in effect through the conclusion of the Fund’s third full fiscal year, unless sooner terminated at the sole discretion of the Board.

4.	Other Agreements

Pursuant to the Sub-Advisory Agreements, the Sub-Advisers have been delegated responsibility for the day-to-day management of the assets of the Fund allocated to such Sub-Advisers. Each Sub-Advisory Agreement provides in substance that the Sub-Advisers will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets.  The Sub-Advisory Agreements provide that the services rendered will be paid for by the Adviser from the investment management fee received by the Adviser.

JPMorgan Chase Bank, N.A., serves as the administrator and custodian to the Trust and the Fund.

U.S. Bancorp Fund Services, LLC serves as the transfer agent to the Trust and the Fund.

Arden Securities LLC (the “Distributor”) serves as the Fund’s distributor pursuant to a distribution agreement.

5.	Purchase and Redemption of Shares

The Fund currently offers Class I shares and is authorized to offer other classes of shares.  The Board may establish additional classes of shares of any series, with the differences in classes representing differences as to certain expenses and share distribution arrangements.  Shares are fully paid and non-assessable and have no pre-emptive or conversion rights. The Fund's shares do not charge redemption fees.
6

Arden Alternative Strategies Fund
 (a Series of Arden Investment Series Trust)
NOTES TO THE FINANCIAL STATEMENTS
October 25, 2012

5.	Purchase and Redemption of Shares (continued)

Class I shares are offered primarily for: (1) investors who are clients of investment advisers, consultants, broker dealers and other financial intermediaries who: (a) charge such clients fees for advisory, investment, consulting or similar services and (b) have entered into an agreement with the Distributor to offer Class I Shares; and (2) investors who are able to make a significant minimum initial investment. The minimum initial investment for Class I shares is $1,000,000. Subsequent investments in Class I shares must be made in amounts of $100,000 or more. Class I shares may also be offered for investment by personnel of the Adviser and its affiliates, and members of their immediate families, and as may be determined by the Board. The Fund may accept initial and subsequent investments of smaller amounts in its sole discretion.

Shares may be redeemed at any time and in any amount by contacting any broker or investment professional authorized by the Fund or the Distributor to sell shares or by contacting the Fund by mail or telephone.

6.	Related Parties

At October 25, 2012, certain officers of the Trust were also employees of the Adviser. The Trust’s officers do not receive fees from the Trust for services in any capacity.  The payable to Adviser of $66,215 represents the offering costs paid by the Adviser, which are reimbursable by the Fund, subject to the Expense Limitation Agreement. Organizational costs of $55,785 have been paid by the Adviser on behalf of the Fund, and are not reimbursable by the Fund, but are subject to recoupment by the Adviser under the Expense Limitation Agreement.

7.	Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential  impact, for purposes of recognition or disclosure in the financial statements, through the  date the report was issued.

7